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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 20, 1994
                                                        ----------------



                      BANKERS TRUST NEW YORK CORPORATION
             -----------------------------------------------------

            (Exact name of registrant as specified in its charter)


                                   NEW YORK
                ----------------------------------------------

                (State or other jurisdiction of incorporation)


              1-5920                                13-6180473
     ------------------------            --------------------------------

     (Commission file number)            (IRS employer identification no.)



          280 PARK AVENUE, NEW YORK, NEW YORK                10017
     ----------------------------------------------------------------

     (Address of principal executive offices)              (Zip code)


       Registrant's telephone number, including area code (212) 250-2500
                                                          --------------
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Item 5. Other Events

     The purpose of this Current Report on Form 8-K is to file certain financial information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Such information contained in the Registrant's Press Release dated January 20, 1994, is described below and is incorporated herein by reference.

     1.   Review of certain financial information.

     2. The unaudited consolidated financial position of Bankers Trust New York Corporation and its subsidiaries at December 31, 1993 and December 31, 1992 and its unaudited consolidated results of operations for each of the three-month periods and the years then ended.

     In the opinion of the Registrant's management, all material adjustments necessary for a fair presentation of the Corporation's consolidated financial position at December 31, 1993 and 1992 and its consolidated results of operations for each of the three-month periods and the years then ended have been made. All such adjustments were of a normal recurring nature, except for the cumulative effects of accounting changes for postretirement and postemployment benefits (recorded in the first quarter of 1993) and income taxes (recorded in the first quarter of 1992).

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          (99)  Press Release of the Registrant dated
                January 20, 1994.


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                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            BANKERS TRUST NEW YORK CORPORATION



                            By  /s/ Gordon S. Calder, Jr.
                                    Gordon S. Calder, Jr.
                                    Assistant Secretary


January 25, 1994





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                      BANKERS TRUST NEW YORK CORPORATION

                        FORM 8-K DATED JANUARY 20, 1994

                                 EXHIBIT INDEX

Exhibit
Number                    Description of Exhibit
(99)                      Press Release of the
                          Registrant dated January 20, 1994